         Exhibit 10L
  Store #    Location:  Burger King           Landlord                     Lease         Expiration Date           Annual Base
-----------  ----------------------           --------                 Commencement      of Initial Term         Rental ($) as of
                                                                           Date          ---------------          10/27/96   1/
                                                                       ------------                              ----------------
             Indiana
        467  Michigan City            Bendan Properties                  03-Sep-86             30-Sep-06              85,407
       4124  Plymouth                 Bendan Properties                  22-Jun-84             30-Jun-04              52,592
       4216  Mishawaka 1              Bendan Properties                  29-Aug-84             31-Aug-04              63,043
       4276  Goshen 1                 Bendan Properties                  25-Oct-84             31-Oct-04              80,491
       4435  LaPorte                  F & S Realty                       26-Mar-85             31-Mar-05              73,900
       4505  Mishawaka 2              Bendan Properties                  15-May-85             31-May-05              75,322
       5250  Fort Wayne 1             B.K. Fort Wayne Properties         18-Aug-86             31-Aug-06              58,632
       5298  Mishawaka 3              Bendan Properties                  19-Sep-86             30-Sep-06              73,251
       5323  Fort Wayne 2             B.K. Fort Wayne Properties         01-Nov-86             30-Nov-06              78,242
       5397  Warsaw                   Bendan Properties                  22-Nov-86             30-Nov-06              69,873
       5398  South Bend 2             Bendan Properties                  08-Jan-87             31-Jan-07              82,033
       5413  Huntington               B.K. Fort Wayne Properties         15-Jun-87             30-Jun-07              54,960
       5753  Fort Wayne 3             B.K. Fort Wayne Properties         26-Oct-87             31-Oct-07              95,004
       5790  Fort Wayne 4             B.K. Fort Wayne Properties         01-Dec-87             31-Dec-07              94,000
       6389  Columbia City            B.K. Fort Wayne Properties         16-Apr-89             30-Apr-09              94,500
       6485  Angola                   B.K. Fort Wayne Properties         01-Jun-89             30-Jun-09              94,500
       6574  South Bend 3             Bendan Properties                  26-Sep-89             30-Sep-09              72,090
       6622  South Bend 4             Bendan Properties                  13-Dec-89             31-Dec-09              94,497
       7014  Bluffton                 B.K. Fort Wayne Properties         10-Dec-09             31-Dec-10              84,375
       7055  South Bend 5             Bendan Properties                  21-Jan-91             21-Jan-11             111,675
       7060  Kendallville             B.K. Fort Wayne Properties         11-Apr-91             11-Apr-11              74,250
       7433  Goshen 2                 Bendan Properties                  01-Jul-92             01-Jul-12              86,400
       8448  South Bend 6     4/      Silver Creek Plaza, Inc.           27-May-94             31-May-04             100,080
      10568  Goshen 3       5/        F & S Realty                       20-Feb-97             01-Mar-07              35,000
                                                                                                                 -----------
             Total                                                                                                 1,884,117

             Michigan
        328  Benton Harbor 1  3/      Bendan Properties                  31-Oct-90             14-Feb-03              18,523
       1606  St. Joseph               Bendan Properties                  31-Dec-86             31-Dec-06             108,154
       3172  Benton Harbor 2          J & B Realty                       24-Aug-81             31-Aug-01              68,112
       2624  Woodhaven                Fitzpatrick Properties             12-Nov-82             11-Nov-02              95,200
       4102  Highland                 Fitzpatrick Properties             30-May-84             30-Apr-04              77,026
        300  Muskegon 1               B.K. Fort Wayne Properties         01-Jul-84             30-Jun-04              72,884
        458  Norton Shores            B.K. Fort Wayne Properties         01-Jul-84             30-Jun-04              66,536
       5118  Hartland                 Fitzpatrick Properties             01-May-86             31-May-06              77,211
       5193  Stevensville             Bendan Properties                  19-Jun-86             30-Jun-06              72,807
       5188  Muskegon 2               B.K. Fort Wayne Properties         01-Jul-86             30-Jun-06              68,993
       5603  Howell                   Fitzpatrick Properties             22-Jun-87             31-Jul-07              78,300
       5988  Fremont                  B.K. Fort Wayne Properties         14-Apr-88             30-Apr-08              78,100
       5987  South Haven              Bendan Properties                  05-May-88             31-May-08              74,000
        810  Taylor 1                 Fitzpatrick Properties             12-Sep-89             30-Sep-09              87,750
       6843  Whitehall                B.K. Fort Wayne Properties         06-Jul-90             30-Jul-10              92,475
       7113  Dowagiac                 Bendan Properties                  10-Apr-91             10-Apr-11              74,250
        988  Brighton                 Fitzpatrick Properties             17-Sep-92             17-Sep-12             121,500
        509  Farmington     2/        William R. Schonsheck              14-Aug-95             01-Oct-03              89,208
       4814  Belleville 2     2/      Shon-Cass                          01-Sep-95             31-Dec-05             118,926
                                                                                                                 -----------
             Total                                                                                                 1,539,955
                                                                                                                 -----------

             Total Rent Payments                                                                                   3,424,072

             Additional Comments:
             1/ Generally total annual rent for related party leases for Burger King restaurants equals annual base rental plus an amount by which 7% of the restaurant's gross sales exceeds annual base rental (the "percentage rental")
             2/  Percentage rental rate is 8 1/2% of gross sales.
             3/  Percentage rental rate is 8% of gross sales.
             4/  Percentage rental rate is 5% of gross sales.
             5/  Has no percentage rental.